Exhibit 10.2

EXECUTION VERSION

January 8, 2016

Allied Motion Technologies Inc.

495 Commerce Drive Suite 3

Amherst, NY  14228

Re:                             Consent and Amendment No. 3 to Note Agreement

Ladies and Gentlemen:

Reference is made to that certain Note Agreement, dated as of October 18, 2013 (as amended by Amendment No. 1 to Note Agreement dated October 20, 2014 and Amendment No. 2 to Note Agreement dated as of June 22, 2015, the “Note Agreement”), among Allied Motion Technologies Inc., a Colorado corporation (the “Company”), and the purchasers named in the Purchaser Schedule attached thereto.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement.

The Company has requested that the Required Holder(s): (a) consent to the proposed acquisition by Allied B.V. of the capital stock of Heidrive GmbH for a purchase price of approximately €23,000,000 (the “Acquisition”); and (b) agree to modify the Note Agreement as set forth below.  Subject to the terms and conditions hereof, and provided that the Company agrees to the modifications of the Note Agreement set forth below, the Required Holder(s) are willing to agree to the Company’s requests.

Accordingly, and in accordance with the provisions of paragraph 12C of the Note Agreement, the parties hereto agree as follows:

SECTION 1.                         Acquisition.

1.1                               Consent.  Effective upon the Effective Date (as defined in Section 3 hereof) and subject to satisfaction of all conditions specified in Section 1.2 hereof, the Required Holder(s) hereby consent to the Acquisition (this “Consent”), as follows:

(a)                                 Limitation on Consent.  This Consent is only applicable and shall only be effective in the specific instance and for the specific purpose for which made, is expressly limited to the facts and circumstances referred to herein, and shall not operate as (i) a waiver of, or consent to noncompliance with any other provision of the Note Agreement or any other Transaction Document, (ii) a waiver of any right, power or remedy of any holder of a Subordinated Note under the Note Agreement or any Transaction Document, or (iii) a waiver of or consent to any Event of Default or Default under the Note Agreement or any Transaction Document.

(b)                                 Acquisition Basket.  The Required Holder(s), the Company and (by their execution and delivery of the attached Guarantor Acknowledgment and Agreement) acknowledge that the aggregate consideration paid for the Acquisition shall not reduce the $10,000,000 maximum aggregate consideration which the Borrowers may pay for acquisitions during the term of the Note Agreement permitted under paragraph 6B(v) of the Note Agreement.

1.2                               Conditions.  The effectiveness of this Consent shall be conditioned upon the satisfaction of the following conditions precedent:

(a)                                 Acquisition Documents.  The Company shall have delivered to the holders of the Subordinated Notes a true, complete and correct copy of the stock purchase agreement executed in connection with the Acquisition (including the Exhibits and Schedules thereto) and any other documents relating to the Acquisition as any holder of a Subordinated Note shall request, which requested documents shall be in form and substance satisfactory to the Required Holder(s).

(b)                                 Compliance with Note Agreement; No Events of Default.  The Company shall comply with the requirements set forth in clauses (a) through (d) of paragraph 6B(v) of the Note Agreement with respect to the Acquisition, and there shall be, as of the date of consummation of the Acquisition, no event or condition which constitutes an Event of Default under any of the Transaction Documents or which, with notice and/or the passage of time, would constitute an Event of Default.

(c)                                  Representations and Warranties.  The representations and warranties of contained in paragraph 8 of the Note Agreement shall be true and correct on and as of the date of consummation of the Acquisition with the same force and effect as if made on and as of such date.

SECTION 2.                         Amendments.  Effective on the Effective Date, paragraph 6C of the Note Agreement is amended by (a) deleting the word “and” at the end of clause (viii) thereof, (b) replacing the period at the end of clause (ix) thereof with “; and” and (c) adding the following new clause (x) in proper sequence::

“(x)                           Indebtedness consisting of bank guarantees or letters of credit issued by one or more Banks for the account of a Foreign Subsidiary of an Obligor in an aggregate amount not to exceed $500,000 at any one time outstanding.”

SECTION 3.                         Conditions Precedent.  This letter shall become effective as of the date (the “Effective Date”) upon which each of the following conditions is satisfied:

3.1.                            Documents.  Each holder of a Subordinated Note shall have received original counterparts or, if satisfactory to such holder, certified or other copies of all of the following, each duly executed and delivered by the party or parties thereto, in form and substance satisfactory to such holder, dated the date hereof unless otherwise indicated, and on such date in full force and effect:

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(a)                                 a copy of this letter, duly executed by the Company and the Required Holder(s);

(b)                                 a copy of the attached Guarantor Acknowledgment and Agreement, duly executed by the Subsidiary Guarantors; and

(c)                                  an executed copy of an amendment to the Subordination Agreement executed by each holder of a Subordinated Note, the Company, the Guarantors and the Bank Agent.

3.2.                            Credit Agreement.  Each holder of a Subordinated Note shall have received a copy of an executed amendment to the Credit Agreement in form and substance satisfactory to the Required Holder(s) containing, among other things, a consent consistent with the Consent.

3.3.                            Fees and Expenses.  The Company shall have paid the fees and expenses of special counsel to the holders of the Subordinated Notes that have been presented to the Company as of the Effective Date.

3.4.                            Representations and Warranties.  The representations and warranties of the Company in Section 4 hereof shall be true and correct on the Effective Date.

3.5.                            Proceedings.  All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to counsel to the holders of the Subordinated Notes, and each holder of the Subordinated Notes shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

SECTION 4.                         Representations and Warranties.  To induce the holders of the Subordinated Notes to execute and deliver this letter, the Company hereby represents, warrants and covenants that (1) the execution and delivery of this letter have been duly authorized by all necessary corporate action on behalf of the Company and each Subsidiary Guarantor and this letter has been executed and delivered by a duly authorized officer of the Company and each Subsidiary Guarantor, and all necessary or required consents to this letter have been obtained and are in full force and effect, (2) this letter constitutes the legal, valid and binding obligation of the Company and each Subsidiary Guarantor enforceable in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (3) after giving effect to Sections 1 and 2 hereof, the representations and warranties contained in paragraph 8 of the Note Agreement are true on and as of the Effective Date, (4) after giving effect to Sections 1 and 2 hereof, there shall not exist on the Effective Date any Event of Default or Default, and (5) neither the Company nor any Subsidiary Guarantor has paid or agreed to pay, and neither the Company nor any Subsidiary Guarantor will pay or agree to pay, any fees or other consideration to any Person in connection with the amendment referenced in Section 3.2 hereof, other than out-of-pocket fees and expenses of legal counsel to the lenders under the Credit Agreement and out-of-pocket fees and expenses of legal counsel to the Company and the Subsidiary Guarantors.

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SECTION 5.                         Reference to and Effect on Note Agreement and other Transaction Documents.  Upon the effectiveness of the amendments in this letter, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this letter.  Except as specifically set forth in Sections 1 and 2 of this letter, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  Except as specifically set forth in Sections 1 and 2 of this letter, the execution, delivery and effectiveness of this letter shall not (a) amend the Note Agreement, any Subordinated Note or any other Transaction Document, (b) operate as a waiver of any right, power or remedy of the holder of any Subordinated Note, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement, any Subordinated Note or any other Transaction Document at any time.  The Company acknowledges and agrees that it has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of its obligations under the Note Agreement or any other Transaction Document.  The execution, delivery and effectiveness of this letter shall not be construed as a course of dealing or other implication that the holders of Subordinated Notes have agreed to or are prepared to grant any amendment, waiver or consent under the Note Agreement or any other Transaction Document in the future, whether or not under similar circumstances.

SECTION 6.                         Expenses.  The Company hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by any holder of a Subordinated Note, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by the holders of the Subordinated Notes in connection with this letter or the transactions contemplated hereby, in enforcing any rights under this letter, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter or the transactions contemplated hereby.  The obligations of the Company under this Section 6 shall survive transfer by any holder of any Subordinated Note and payment of any Subordinated Note.

SECTION 7.                         Governing Law.  THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS AGREEMENT TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH, OR THE RIGHTS OF THE PARTIES TO BE GOVERNED BY, THE LAWS OF ANY OTHER JURISDICTION).

SECTION 8.                         Counterparts; Facsimile Signature Pages; Section Titles.  This letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this letter by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this letter.  The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

[signature pages follow]

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Very truly yours,

PRUDENTIAL CAPITAL PARTNERS IV, L.P.

By:	Lake Street Partners IV, L.P. (its General
Partner)

By:	/s/ Stephen F. Szejner
Vice President

PRUDENTIAL CAPITAL PARTNERS
MANAGEMENT FUND IV, L.P.

By:	Market Street Holdings IV, LLC (its
General Partner)

By:	Prudential Investment Management, Inc. (its
Managing Member)

By:	/s/ Stephen F. Szejner
Vice President

PRUDENTIAL CAPITAL PARTNERS
(PARALLEL FUND) IV, L.P.

By:	Lake Street Partners IV, L.P. (its General
Partner)

By:	/s/ Stephen F. Szejner
Vice President

Consent and Amendment No. 3 to Note Agreement

Agreed and accepted:

ALLIED MOTION TECHNOLOGIES INC.

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Chief Financial Officer

Consent and Amendment No. 3 to Note Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Amendment No. 3 to Note Agreement dated as of January   , 2016 (the “Amendment”).  The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty Agreement dated as of October 18, 2013 (the “Subsidiary Guaranty”) executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

Each of the undersigned acknowledges and agrees that it has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of its obligations under the Subsidiary Guaranty.

ALLIED MOTION CONTROL CORPORATION

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Vice President

EMOTEQ CORPORATION

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Vice President

MOTOR PRODUCTS CORPORATION

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Vice President

AMOT I, INC.

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Vice President

Guarantor Acknowledgment and Agreement

AMOT II, INC.

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Vice President

AMOT III, INC.

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Vice President

STATURE ELECTRIC, INC.

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Vice President

GLOBE MOTORS, INC.

By:	/s/ Michael R. Leach
Name:	Michael R. Leach
Title:	Vice President

Guarantor Acknowledgment and Agreement